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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) May 11, 2000



                              AgriBioTech, Inc.

               (Exact name of issuer as specified in its charter)

           Nevada                      0-19352                  85-0325742
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


              120 Corporate Park Drive, Henderson, Nevada (89014)
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702)566-2440

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Item 5. Other Events

     On May 11th 2000 AgriBioTech, Inc. issued the attached press release.



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  May 16, 2000
                                             AGRIBIOTECH, INC.


                                             By: /s/ William A. Brandt, Jr.
                                                 ----------------
                                                 William A. Brandt, Jr.
                                                 Responsible Natural Person